[GRAPHIC OMITTED]          [FOUNDATION COAL HOLDINGS, INC. LOGO]                    [GRAPHIC OMITTED]

     NUMBER                                                                               SHARES

FCH

   COMMON STOCK                                                                         COMMON STOCK

                         FOUNDATION COAL HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                   CUSIP 000000 00 0
                                                                        See reverse side for certain definitions

This certifies that:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER
SHARE, OF
----------------------  FOUNDAION COAL HOLDINGS, INC. -------------------------
transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the Bylaws of
the Corporation, as amended, copies of which are on file at the office of the
Transfer Agent of the Corporation, and to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the
Transfer Agent and registered by the Registrar.
        Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Greg A. Walker                [GRAPHIC OMITTED]        /s/ James F. Roberts
-------------------------   FOUNDATION COAL HOLDINGS, INC. -------------------
                SECRETARY             CORPORATE             PRESIDENT AND CHIEF
                                         SEAL                 EXECUTIVE OFFICER
                                         2004
                                       DELAWARE

COUNTERSIGNED AND REGISTERED
      THE BANK OF NEW YORK
              TRANSFER AGENT AND REGISTRAR
BY

                      AUTHORIZED SIGNATURE

---------------------------------------------------      -----------------------------------------------------
            AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706
                711 ARMSTRONG LANE                                     PROOF OF SEPTEMBER 7, 2004
             COLUMBIA, TENNESSEE 38401                              FOUNDATION COAL HOLDINGS, INC.
                  (931) 388-3003                                            TSB 17164 FC
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         SALES:  C. SHARKEY  302-731-7088                              Operator:       Ron
---------------------------------------------------      -----------------------------------------------------
 / ETHER 19 / LIVE JOBS / F / FOUNDATION 17164 FC                               New
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  - as tenants in common                  UNIF GIFT MIN ACT - ________ Custodian _________
        TEN EST  - as tenants by the entireties                                (Cust)            (Minor)
        JT TEN   - as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                            Act ____________________
                   in common                                                             (State)

                                                         UNIF GIFT MIN ACT - ________ Custodian _________
                                                                               (Cust)            (Minor)
                                                                           under Uniform Transfers to Minors
                                                                              Act ____________________
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

-----------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------------
                                                                          shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------

                                -----------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                WHATEVER.

                                -----------------------------------------------
       SIGNATURE(S) GUARANTEED: THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE
                                GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                                WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
                                RULE 17Ad-16

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

---------------------------------------------------      -----------------------------------------------------
            AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706
                711 ARMSTRONG LANE                                     PROOF OF SEPTEMBER 7, 2004
             COLUMBIA, TENNESSEE 38401                              FOUNDATION COAL HOLDINGS, INC.
                  (931) 388-3003                                            TSB 17164 BK
---------------------------------------------------      -----------------------------------------------------
         SALES:  C. SHARKEY  302-731-7088                              Operator:       Ron
---------------------------------------------------      -----------------------------------------------------
 / ETHER 19 / LIVE JOBS / F / FOUNDATION 17164 BK                               New
---------------------------------------------------      -----------------------------------------------------